Investor Presentation March 2021

2 Forward Looking Statements This document includes forward-looking statements. These forward-looking statements are based on Alpha's expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Alpha's control. The following factors are among those that may cause actual results to differ materially from our forward-looking statements:  the effects of the COVID-19 pandemic on our operations and the world economy;  the financial performance of the company;  our liquidity, results of operations and financial condition;  our ability to generate sufficient cash or obtain financing to fund our business operations;  depressed levels or declines in coal prices;  worldwide market demand for coal, steel, and electricity, including demand for U.S. coal exports, and competition in coal markets;  our ability to obtain financing and other services, and the form and degree of these services available to us, which may be significantly limited by the lending, investment and similar policies of financial institutions and insurance companies regarding carbon energy producers and the environmental impacts of coal combustion;  our ability to meet collateral requirements;  the imposition or continuation of barriers to trade, such as tariffs;  reductions or increases in customer coal inventories and the timing of those changes;  our production capabilities and costs;  inherent risks of coal mining beyond our control;  changes in, interpretations of, or implementations of domestic or international tax or other laws and regulations, including the Tax Cuts and Jobs Act and its related regulations;  changes in domestic or international environmental laws and regulations, and court decisions, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage, including potential climate change initiatives;  our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines;  changes in, renewal or acquisition of, terms of and performance of customers under coal supply arrangements and the refusal by our customers to receive coal under agreed contract terms;  our ability to obtain, maintain or renew any necessary permits or rights, and our ability to mine properties due to defects in title on leasehold interests;  attracting and retaining key personnel and other employee workforce factors, such as labor relations;  funding for and changes in employee benefit obligations;  cybersecurity attacks or failures, threats to physical security, extreme weather conditions or other natural disasters;  reclamation and mine closure obligations;  utilities switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate;  our assumptions concerning economically recoverable coal reserve estimates;  disruptions in delivery or changes in pricing from third party vendors of key equipment and materials that are necessary for our operations, such as diesel fuel, steel products, explosives, tires and purchased coal;  failures in performance, or non-performance, of services by third-party contractors, including contract mining and reclamation contractors;  inflationary pressures on supplies and labor and significant or rapid increases in commodity prices;  railroad, barge, truck and other transportation availability, performance and costs;  disruption in third party coal supplies;  the consummation of financing or refinancing transactions, acquisitions or dispositions and the related effects on our business and financial position;  our indebtedness and potential future indebtedness; and  our ability to obtain or renew surety bonds on acceptable terms or maintain our current bonding status. Forward-looking statements in this document or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Alpha to predict these events or how they may affect Alpha. Except as required by law, Alpha has no duty to, and does not intend to, update or revise the forward-looking statements in this document or elsewhere. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this document may not occur. Third Party Information This presentation, including certain forward-looking statements herein, includes information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third-party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third-party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our filings with the U.S. Securities and Exchange Commission. We assume no obligation to revise or update this third-party information to reflect future events or circumstances.

3 Vision, Execution & Leadership 4 Company Overview – Alpha Advantages 11 Operations Update – Significant Cost Improvements 17 Market Analysis – Macro Environment Trending Positive 21 Conclusion: Alpha Well-Positioned for the Future 25 Appendix 27 Table of Contents

Vision, Execution & Leadership

5 Alpha Investment Thesis • Largest and Most Diverse Metallurgical Coal Producer in U.S. • Portfolio of Long-Lived Mines and Substantial Organic Reserve Growth Opportunities • Operational Excellence: Cost Reductions, Safety, Environmental • Advantaged Sales & Logistics Platform Serving Both Domestic and International Markets 1 3 4 2 Investment Highlights

6 2020 Accomplishments and Continued Success in 2021 Achieved internal safety and environmental performance goals across the company, winning several awards and beating the national average in VPID and NFDL metrics Lowered met costs by ~$20 per ton Significantly reduced SG&A expenses; rationalized headcount to maximize performance while improving safety Divested the Cumberland Mine, reducing the company’s surety collateral requirements Successfully orchestrated the company’s exit from the Powder River Basin Completed low-cost development projects, replacing higher cost operations and building a foundation for future growth Effectively weathered pandemic uncertainty, ending the year with lower inventory stockpiles and a strong sales book Instituted a flatter organization structure to streamline decision-making Solidified leadership vision through succession planning process Strengthened corporate governance with the addition of a diverse group of new board members Rebranded the company to reflect strategic shift toward a pure-play metallurgical supplier to the steel industry What’s Next for 2021: Continue focus on safety, environmental stewardship, cost containment, and cash preservation Over the last several quarters, Alpha has executed on its stated goals and transformed the organization into a stronger company. These actions include the following accomplishments:

7 Pathway to a Pure Metallurgical Portfolio 14% 55% 86% 52% 48% 20202016 2017 18% 82% 2018 2023 45% 2019 61% 39% 81% 19% 2021 85% 15% Met 7% 2022 93% Thermal (1) Based on midpoint of guidance. (2) Targeted goal. Metallurgical Shipments Expected to Account for More than 90% of the Total Volume by 2023 (1) (2) (2)

8 Cost-Efficient, Well-Managed and Robust Operating Portfolio Note: Information as of 12/31/20. * Contractor Mine ** Surface Mine

Recently Completed Low-Cost Mine Development Projects

- Commenced production on multiple metallurgical coal projects with direct mining costs expected at or below $70 per ton:
  - Contributed to driving Met cost of coal sales down by ~$20 per ton in 2020
  - Reserve bases with lives greater than 20 years
  - Further strengthens product portfolio with LV, HVA and HVB+ qualities


West Virginia
Black Eagle
Road Fork 52
Lynn Branch

Operation	Estimated Production (mm tons / year)	Quality	Estimated Cost of Coal Sales/ton	Approx. Mine Life in years(1)
Road Fork 52	1.1 – 1.3	LV	~$70	27
Black Eagle	0.7 – 0.8	HVA	~$70	23
Lynn Branch	0.9 – 1.2	HVB	~$65	22

(1) Calculated using the midpoint of estimated production.

9 ALPHA METALLURGICAL RESOURCES

10 Experienced Leadership Team Streamlining Decision-Making

Company Overview – Alpha Advantages

12 Alpha Snapshot (1) NYSE: AMR (1) Metrics as of 12/31/20 unless otherwise noted. (2) Alpha Natural Resources, Inc. founded in 2003. (3) See slide 8 for list of mines and preparation plants. (4) See map on slide 16 for specific countries. (5) Since 2016.

13 Alpha Advantages – Well Positioned for Longevity 58 50 46 30 27 20 Peer 5 Peer 1 Alpha Peer 3 Peer 4 Peer 2 Implied Reserve Life (Years)(1) Met Reserve Life of Public U.S. Met Coal Producers Source: Public Company Filings (1) Calculated as metallurgical reserves divided by 2020A production, or 2019 in case of meaningful COVID idlings. Data is based on U.S. mines only. 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 In M ill io ns o f t on s Recent Investment in Low-Cost Mines Enables Future Production to Remain Strong with Minimal Growth Capital Investment

14 Alpha Advantages – Most Diverse Domestic Met Producer HVA 39% HVB 24% MV 24% LV 13% 12.2 7.9 6.8 5.6 1.7 0.6 Alpha Peer 3 Peer 2 Peer 1 Peer 5 Peer 4 Largest Domestic Met Producer (1)(2) Domestic 29% Export 71% Source: Public Company Filings (1) Includes only U.S. sourced met coal production. (2) For full-year 2020. (3) Met segment only. Well-Balanced Met Quality Mix (2) Diversified Export Revenue Mix (2) In M ill io ns o f t on s (3)

15 Strong Safety and Environmental Performance Continued in 2020 - Maintained strong 99.9% compliance rate with all federal and state water quality standards since 2016 - Reclaimed ~4,800 acres and planted ~2.7 million trees since 2016 - Multiple operations in both VA and WV received awards for safety and reclamation performance - Safety and environmental performance metrics are part of the company’s incentive bonus plans 2.07 2.18 1.5 0.0 0.5 2.0 1.0 2.5 3.0 2019 National Average 2.23 2020 0.56 0.53 0.7 0.6 0.1 0.0 0.2 0.4 0.3 0.5 2019 2020 National Average 0.61 Non-Fatal Days Lost (NFDL) Violations Per Inspection Day (VPID)

16 Alpha Advantages – Largest Domestic Met Producer & Exporter Note: Map reflects the 23 countries that received Alpha shipments in 2020.  Hampton Roads (Newport News, Virginia)  65% Owned by Alpha (35% by Arch)  22 million tons of capacity (14.3 million attributable)  1.7 million tons of ground storage (1.1 million attributable)  Alpha exports ~60% - 75% of met shipments DTA provides a platform for extensive worldwide exports In addition to its vast portfolio of coal offerings, Alpha continues to provide customers with well known coking coal brands such as Kepler, Kingston, McClure and Marfork.

Operations Update – Significant Cost Improvements

18 Improved Productivity and Cost Containment Yielding Significant Cost Savings 22 15 12 430k tons/mine 673k tons/mine 918k tons/mine 300 400 500 600 700 800 900 1000 0 5 10 15 20 25 Calendar 2020 First Half 2021E Second Half 2021E A vg A nn ua l O ut pu t ( 00 0’ s) N um be r o f A ct iv e M et M in es 11.5 11.1 13.5 3,934 3,564 3,315 3,200 3,300 3,400 3,500 3,600 3,700 3,800 3,900 4,000 8.0 9.0 10.0 11.0 12.0 13.0 14.0 2019A 2020A* 2021E …Along with Reduced Headcount CAPP Met Production Headcount In m ill io ns o f t on s *11.1 million tons excludes approximately 800k tons as result of COVID-related furloughs Mine Optimization & Improved Mine Productivity $60 $65 $70 $75 $80 $85 $90 $95 $100 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 …Has Yielded Met Cost Reductions of ~$20 per ton CAPP - Met costs 3-quarter moving average C os t p er to n 3-qtr. moving average ~$90/ton 3-qtr. moving average ~$70/ton

19 Capex Approaches Maintenance Level in 2021 $81.9 $192.4 $154.0 $85.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2018A 2019A 2020A 2021E* Capital Expenditures *Midpoint of Guidance Capex for Black Eagle, Lynn Branch and Road Fork 52 near completion In m ill io ns

20 $44.6 $60.9 $51.1 $46.5 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 2018A 2019A 2020A 2021E* SG&A SG&A Reductions are Further Indication of Increased Cost Focus *Midpoint of Guidance (1) Contura Energy standalone for Jan – Nov 2018; Combined company thereafter. Note: Excludes expenses related to non-cash stock compensation and non-recurring business development expenses. (1) In m ill io ns 24%

Market Analysis – Macro Environment Trending Positive

22 Upward Trend in Met Demand Driving Improvement in Pricing Sources: Bloomberg and Platts In m et ric to ns $90.00 $110.00 $130.00 $150.00 $170.00 $190.00 $210.00 $230.00 Metallurgical Coal Indices US High Vol A US High Vol B US Low Volatile Premium Low Vol HCC

23 Crude Steel Production Rebounds Solidly After April COVID-Related Shutdowns 120,000 125,000 130,000 135,000 140,000 145,000 150,000 155,000 160,000 165,000 170,000 World Crude Steel Production (Monthly Production) Source: World Steel Association COVID- related shutdowns in April In m et ric to ns

24 Solid Steel Demand Growth Expected in 2021 and Beyond Sources: World Steel Association & Wood Mackenzie 1,767 1,725 1,600 1,750 1,650 1,700 1,800 1,850 2020E 2021E2019 1,795 +4% Global Steel Demand Projected Crude Steel Production in India through 2050 320 100 140 200 300 120 160 180 240 220 260 280 80 340 360 380 20 36 20 20 20 22 20 24 20 26 20 28 20 30 20 32 20 34 20 46 20 48 20 40 20 50 20 42 20 44 20 38 In 0 00 s of m et ric to ns In 0 00 s of m et ric to ns India has accounted for ~26% of Alpha’s export sales over the past 4 years

Conclusion: Alpha Well-Positioned for the Future

Conclusion: Alpha Well-Positioned for the Future

1. **Opportunities to build on the significant accomplishments of 2020, which include:**

   - Lowered met production cost by ~$20 per ton
   - Lowered SG&A[(1)] by ~$10 million
   - Completed majority of capital investments for new, low-cost met mines
   - Eliminated ~7 million tons of annual thermal production (Cumberland and Kielty)
   - Solidified leadership vision and enhanced corporate governance

2. **Favorable asset and market position with majority DTA ownership and ability to blend to meet precise customer demand**

3. **Levered to a market turn-around with scale, strategic asset base and cost position**

4. **Has assembled a leading management team to take advantage of Alpha's key strengths, proactively meet sector dynamics and excel in the marketplace going forward**

(1) Excludes expenses related to non-cash stock compensation and non-recurring business development expenses.

26 ALPHA METALLURGICAL RESOURCES

Appendix

28 2021 Guidance Shipments (million tons) Low High Metallurgical 12.5 13.0 Non-Metallurgical By-Product 1.0 1.5 Met 13.5 14.5 All Other 1.3 1.7 Total Shipments 14.8 16.2 Committed / Priced Volumes(1)(2)(3) % Committed Average Price ($/ton) Metallurgical 53% $85.47 Non-Metallurgical By-Product 86% 50.80 Met 56% $80.68 All Other 100% 57.57 Cost per ton ($/ton) (4) Low High Met $68.00 $74.00 All Other 45.00 49.00 Other Items (US$ millions, except taxes) Low High SG&A(5) $44 $49 Idle Operations Expense 24 30 Cash Interest Expense 51 55 DD&A 125 145 Capital Expenditures 75 95 Cash Tax Rate 0% 5% (1) Based on committed and priced coal shipments as of March 11, 2021. Committed percentage based on the midpoint of shipment guidance range. (2) Actual average per-ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per-ton realizations. (3) Includes estimates of future coal shipments based upon contract terms and anticipated delivery schedules. Actual coal shipments may vary from these estimates. (4) Note: The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP cost of coal sales per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward- looking basis. The reconciling items include freight and handling costs, which are a component of GAAP cost of sales. Management is unable to predict without unreasonable efforts freight and handling costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. These amounts have historically varied and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results. (5) Excludes expenses related to non-cash stock compensation and non-recurring business development expenses. (as of March 15, 2021)

Cash-Related Outflows Expected to Materially Decrease After 2022

Cash Outlays (US$ millions)	2021	2022	2023	2024
Acquisitions Related Obligations	$8.1	$4.3	$ --	$ --
Contingent Revenue Obligations(1)	12.0	13.6	3.4	--
LCC Obligations(2)	19.4	12.5	2.5	--
Reorganization & Transaction-related Cash Outlays	**39.5**	**30.4**	**5.9**	**--**
Asset Retirement Obligations(3)	23.8	31.3	25.4	31.4
Pension Obligations(4)	25.5	25.0	25.2	29.6
Ongoing Cash Outlays	**49.3**	**56.3**	**50.6**	**61.0**
Total Cash Outlays	**$88.8**	**$86.7**	**$56.5**	**$61.0**

Cash Receipts (US$ millions)	2021
Tax Refund – 172(f) 10-year NOL Carryback(5)	$69.4
Total Cash Receipts	**$69.4**

Note: Obligations presented represent long-term liabilities related to asset retirement obligations, pension obligations, and obligations entered into as part of Contura's formation and ANR's exit from bankruptcy which are not considered part of the long-term capital structure of Alpha Metallurgical Resources.

(1) The contingent revenue obligation is a 5-year agreement, which began January 2018. The estimated payments above reflect the expected timing of cash paid into restricted cash escrow.
(2) Inclusive of both Lexington Coal Company (LCC) Notes Payable and LCC Water Treatment Stipulation, both of which are characterized as debt on the balance sheet.
(3) Cash flows exclude market risk premium and inflation.
(4) The pension obligations reflect the minimum required contributions for each year based on the Company's estimates prior to the recent funding relief granted under the American Rescue Plan Act. The company expects these amounts to be reduced as a result of the relief and is in the process of quantifying the impact.
(5) 172(f) 10-year NOL carryback tax refund which is expected by year end 2021 and includes associated interest receivable of $5.2M. Because the federal government was a creditor in the Alpha Natural Resources, Inc. bankruptcy proceedings, it is possible that the federal government could withhold some or all of the tax refund attributable to the NOL carryback claim and assert a right to set off the tax refund and associated interest receivable against its prepetition bankruptcy claims.

29 ALPHA METALLURGICAL RESOURCES